UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2015

R. R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 South Wacker Drive Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 5, 2015, R. R. Donnelley & Sons Company, a Delaware corporation (“R. R. Donnelley”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Courier Corporation, a Massachusetts corporation (“Courier”), Raven Solutions, Inc., a Massachusetts corporation and a wholly owned subsidiary of R. R. Donnelley (“Merger Sub”), and Raven Ventures LLC, a Massachusetts limited liability company and a wholly owned subsidiary of R. R. Donnelley (“Merger LLC”).

Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Courier (the “Merger”), with Courier being the surviving company, which Merger will immediately be followed by a merger of Courier with and into Merger LLC (together with the Merger, the “Mergers”), with Merger LLC surviving as a wholly owned subsidiary of R. R. Donnelley. At the effective time of the Merger, each share of common stock of Courier, par value $1.00 per share (each, a “Courier Share”), issued and outstanding immediately prior to the consummation of the Merger (other than Courier Shares owned by Courier and by shareholders of Courier who have exercised and not withdrawn appraisal rights under Massachusetts law) will be converted into the right to receive either (i) an amount in cash equal to $23.00 or (ii) 1.3756 shares of R. R. Donnelley’s common stock, par value $1.25 per share (each, a “R. R. Donnelley Share”), subject to pro ration so that a total of 8,000,000 R. R. Donnelley Shares will be issued in the Merger.

R. R. Donnelley and Courier have made customary representations, warranties and covenants in the Merger Agreement, including covenants regarding the operation of their respective businesses prior to the closing and a customary “no shop” covenant prohibiting Courier from soliciting, or engaging in discussions or negotiations concerning, proposals relating to alternative business combination transactions. In addition, R. R. Donnelley and Courier have agreed to use reasonable best efforts to obtain necessary regulatory approvals.

The consummation of the Mergers is subject to customary conditions, including the (i) approval of the Merger Agreement by shareholders of Courier, (ii) absence of any law or order prohibiting the closing, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iv) effectiveness of the registration statement on Form S-4 that R. R. Donnelley will file to register the R. R. Donnelley Shares to be issued in the Merger and (v) approval of the listing of the R. R. Donnelley Shares to be issued in the Merger on Nasdaq.

The Merger Agreement may be terminated by each of R. R. Donnelley and Courier under certain circumstances, including if the Mergers are not consummated by November 5, 2015 (which date can be extended to February 5, 2016 to obtain certain regulatory approvals). The Merger Agreement contains certain termination rights for both R. R. Donnelley and Courier and further provides that, upon termination of the Merger Agreement under specified circumstances, Courier will be obligated to pay R. R. Donnelley a termination fee of $7,500,000. If the Merger Agreement is terminated under specified circumstances relating to the HSR Act or other applicable antitrust laws, R. R. Donnelley will be required to pay Courier a termination fee of $12,000,000.

Immediately prior to the execution of the Merger Agreement, Courier terminated its existing merger agreement with Quad/Graphics, Inc. (“Quad”), a Wisconsin corporation. Concurrently with the execution of the Merger Agreement, R. R. Donnelley paid the $10,000,000 termination fee due to Quad in connection with such termination.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this Current Report by reference.

Voting Agreements

Concurrently with the execution of the Merger Agreement, the existing voting agreements between the directors and executive officers of Courier and certain related trusts (collectively, the “Shareholders”) and Quad were terminated, and the Shareholders entered into separate voting agreements with R. R. Donnelley (collectively, the “Voting Agreements”), pursuant to which the Shareholders have agreed to vote all of the Courier Shares beneficially owned by them (the “Covered Shares”) in favor of the approval of the Merger Agreement.

The Voting Agreements prohibit the Shareholders from transferring the Covered Shares, subject to certain exceptions, and contain customary “no shop” covenants prohibiting the Shareholders from soliciting, or furnishing information or engaging in discussions or negotiations concerning, proposals relating to alternative business combination transactions.

The Voting Agreements terminate upon the termination of the Merger Agreement or on the date of any amendment or modification to the Merger Agreement that decreases the amount of, or changes the mix of cash and stock comprising, the consideration to be paid to the shareholders of Courier in connection with the Merger.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated into this Current Report by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 2.1.	Agreement and Plan of Merger by and among Courier Corporation, R. R. Donnelley & Sons Company, Raven Solutions, Inc. and Raven Ventures LLC, dated as of February 5, 2015.*

Exhibit 10.1.	Form of Voting Agreement.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. R. R. Donnelley hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

Additional Information and Where To Find It

This report relates to a proposed transaction between R. R. Donnelley and Courier, which will become the subject of a registration statement on Form S-4 and proxy statement/prospectus forming a part thereof, to be filed with the SEC by R. R. Donnelley and Courier. This report is not a substitute for the registration statement and proxy statement/prospectus that R. R. Donnelley and Courier will file with the SEC or any other documents that R. R. Donnelley or Courier may file with the SEC or send to shareholders of Courier in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF COURIER ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY R. R. DONNELLEY OR COURIER WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by R. R. Donnelley or Courier with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by R. R. Donnelley with the SEC will be available free of charge on R. R. Donnelley’s internet website at http://investor.rrd.com/sec.cfm or by contacting R. R. Donnelley’s Investor Relations Department at (800) 742-4455. Copies of the proxy statement/prospectus and other relevant documents filed by Courier with the SEC will be available free of charge on Courier’s internet website at www.courier.com or by contacting Courier Investor Relations at investorrelations@courier.com.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

R. R. Donnelley, Courier, and their respective directors and executive officers may be considered participants in the solicitation of proxies from shareholders of Courier in connection with the proposed transaction. Information about the directors and executive officers of Courier is set forth in Amendment No. 1 to its Annual Report on Form 10-K, which was filed with the SEC on Form 10-K/A on January 26, 2015. Information about the directors and executive officers of R. R. Donnelley is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 15, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Use of Forward-Looking Statements

This report includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of R. R. Donnelley, its expectations relating to the proposed transaction with Courier and its future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about R. R. Donnelley managements’ beliefs and expectations, are forward-looking statements. Words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While R. R. Donnelley believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond R. R. Donnelley’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from R. R. Donnelley’s current expectations depending upon a number of factors affecting R. R. Donnelley’s business and risks associated with the successful execution and integration of the proposed transaction with Courier and the performance of R. R. Donnelley’s business following such transaction. These factors include, among others: the inherent uncertainty associated with financial projections; the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; customer expectations and financial strength; changes in availability or costs of key materials (such as ink, paper and fuel) or in prices received for the sale of by-products; the effect of changes in laws and regulations, including changes in accounting standards, trade, tax, environmental compliance (including the emission of greenhouse gases and other air pollution controls), health and welfare benefits (including the Patient Protection and Affordable Care Act, as modified by the Health Care and Education Reconciliation Act, and further healthcare reform initiatives), price controls and other regulatory matters and the cost, which could be substantial, of complying with these laws and regulations; R. R. Donnelley’s ability to access debt and the capital markets and the ability of its counterparties to perform their contractual obligations under R. R. Donnelley’s lending and insurance agreements; competitive pressures in all markets in which R. R. Donnelley operates; successful completion of the proposed transaction with Courier; the ability to implement plans for the integration of the proposed transaction, including with respect to sales forces, cost containment, asset rationalization, systems integration and other key strategies and the ability to recognize the anticipated synergies and benefits of the proposed transaction; the receipt of required regulatory approvals for the proposed transaction (including the approval of antitrust authorities necessary to complete the proposed transaction); and such other risks and uncertainties detailed in R. R. Donnelley’s and Courier’s respective periodic public filings with the SEC, including but not limited to those discussed (i) under “Risk Factors” in R. R. Donnelley’s Form 10-K for the fiscal year ended December 31, 2013, in R. R. Donnelley’s subsequent filings with the SEC and in other investor communications of R. R. Donnelley from time to time and (ii) under “Risk Factors” in Courier’s Form 10-K for the fiscal year ended September 27, 2014 and in Courier’s subsequent filings with the SEC and in other investor communications of Courier from time to time. Neither R. R. Donnelley nor Courier undertakes to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY
Date: February 11, 2015
	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among Courier Corporation, R. R. Donnelley & Sons Company, Raven Solutions, Inc. and Raven Ventures LLC, dated as of February 5, 2015.*

10.1	Form of Voting Agreement.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. R. R. Donnelley hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.